                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             SEALED AIR CORPORATION
             (Exact name of Registrant as specified in its charter)


            DELAWARE                                       NO. 65-0654331
(State or Other Jurisdiction of                           (I.R.S. Employer
 Incorporation or Organization)                            Identification No.)

                                  PARK 80 EAST
                       SADDLE BROOK, NEW JERSEY 07663-5291
   (Address, including zip code, of Registrant's principal executive offices)

           SEALED AIR CORPORATION THRIFT AND TAX-DEFERRED SAVINGS PLAN
                            (Full title of the plan)

                            H. KATHERINE WHITE, ESQ.
                          GENERAL COUNSEL AND SECRETARY
                             SEALED AIR CORPORATION
                                  PARK 80 EAST
                           SADDLE BROOK, NJ 07663-5291
                                 (201) 791-7600
       (Name, address, including zip code, and telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
                                                    PROPOSED
                       AMOUNT       PROPOSED         MAXIMUM
      TITLE OF          TO BE        MAXIMUM        AGGREGATE       AMOUNT OF
  SECURITIES TO BE   REGISTERED  OFFERING PRICE     OFFERING      REGISTRATION
     REGISTERED          (1)      PER SHARE (2)     PRICE (2)          FEE
--------------------------------------------------------------------------------
 COMMON STOCK, PAR     25,000       $50.5625       $1,264,063         $334
  VALUE $0.10 PER      SHARES
       SHARE
--------------------------------------------------------------------------------


(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to provisions (c) and (h) of Rule 457 of the Securities Act. The registration fee is calculated upon the basis of the average of the high and low prices of the Registrant's Common Stock reported in the consolidated reporting system for New York Stock Exchange traded securities on July 31, 2000.
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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents filed by the Registrant (File No. 1-12139) and the Sealed Air Corporation Thrift and Tax-Deferred Savings Plan (the "Plan") with the Securities and Exchange Commission (the "SEC") are incorporated by reference into this Registration Statement:

         (a) Annual Report on Form 10-K of Registrant for the year ended December 31, 1999;

         (b) Quarterly Report on Form 10-Q of Registrant for the quarterly period ended March 31, 2000;

         (c) All other reports filed by the Registrant or the Plan with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the latest fiscal year for which an Annual Report on Form 10-K has been filed; and

         (d) The description of the Registrant's common stock contained in the Registrant's Joint Proxy Statement/Prospectus filed as part of the Registrant's Registration Statement on Form S-4, declared effective on February 13, 1998.


     All documents filed by the Registrant or the Plan with the SEC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the respective date of filing of each such document.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the General Corporation Law of the State of Delaware (the "General Corporation Law") provides that: (1) under certain circumstances a corporation may indemnify a director or officer made party to, or threatened to be made party to, any civil, criminal, administrative or investigative action, suit or proceeding (other than an action by or in the right of the corporation) because such person is or was a director, officer, employee or agent of the corporation, or because such person is or was so serving another enterprise at the request of the corporation, against expenses, judgments, fines and amounts paid in settlement reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to criminal cases, had no reasonable cause to believe such person's conduct was unlawful; (2) under certain circumstances a corporation may indemnify a director or officer made party to, or threatened to be made party to, any action or suit by or in the right of the corporation for judgment in favor of the corporation because such person is or was a director, officer, employee or agent of the corporation, or because such person is or was so serving another enterprise at the request of the corporation, against expenses reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and (3) a director or officer shall be indemnified by the corporation against expenses reasonably incurred by such person in connection with and to the extent that such person has been successful on the merits or

                                       2
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otherwise in defense of any action, suit or proceeding referred to in the preceding clauses, or in defense of any claim, issue or matter therein.

     Under Article ELEVENTH of the Registrant's Amended and Restated Certificate of Incorporation and Article 8 of the Registrant's By-Laws, indemnification of directors and officers is provided for to the fullest extent permitted under the General Corporation Law. Article TWELFTH of the Registrant's Amended and Restated Certificate of Incorporation eliminates the liability of directors for monetary damages for breach of fiduciary duty as directors, except for liability
(1) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the General Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit. The General Corporation Law, the Registrant's Amended and Restated Certificate of Incorporation and the By-Laws of the Registrant permit the purchase by the Registrant of insurance for indemnification of directors and officers. The Registrant currently maintains directors and officers liability insurance.

     The foregoing summary of Section 145 of the General Corporation Law, Articles ELEVENTH and TWELFTH of the Amended and Restated Certificate of Incorporation of the Registrant and Article 8 of the By-Laws of the Registrant is qualified in its entirety by reference to the relevant provisions of Section 145, the relevant provisions of the Registrant's Amended and Restated Certificate of Incorporation, which are incorporated herein by reference to
Exhibit 3.2 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999, File No. 1-12139, and the relevant provisions of the Registrant's By-Laws, which are incorporated herein by reference to Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, File No. 1-12139.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         EXHIBIT NO.  DESCRIPTION

            4.1 Amended and Restated Certificate of Incorporation of the Registrant as currently in effect [Exhibit 3.2 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999, File No. 1-12139, is incorporated herein by reference.]

            4.2 Amended and Restated By-Laws of the Registrant as currently in effect [Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, File No. 1-12139, is incorporated herein by reference.]

            23.1      Consent of KPMG LLP

            23.2      Consent of PricewaterhouseCoopers LLP

            24 Powers of Attorney [Contained in Signature Pages of this Registration Statement and incorporated herein by reference.]

      The Registrant hereby undertakes that the Registrant will submit the Sealed Air Corporation Thrift and Tax-deferred Savings Plan, as amended, to the Internal Revenue Service (the "IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

ITEM 9.  UNDERTAKINGS.

      The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material

                                       3
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information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement, provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange
Act that are incorporated by reference in the registration statement; (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                       4
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                               SIGNATURES


     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933 the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Saddle Brook, State of New Jersey on August 3, 2000.

                               SEALED AIR CORPORATION


                               By: /s/ William V. Hickey
                                  ----------------------------------------------
                                   Name:  William V. Hickey
                                   Title: President and Chief Executive Officer

     Each person whose signature appears below hereby severally constitutes and appoints H. Katherine White, Tod S. Christie and Sean E. Dempsey, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

         SIGNATURE                     TITLE                    DATE
         ---------                     -----                    ----

   /s/ William V. Hickey
   -----------------------
    (William V. Hickey)     President, Chief Executive         August 3, 2000
                            Officer and Director
                            (Principal Executive Officer)

  /s/ Daniel S. Van Riper
  ------------------------
   (Daniel S. Van Riper)    Senior Vice President and          August 3, 2000
                            Chief Financial Officer
                            (Principal Financial Officer)

   /s/ Jeffrey S. Warren
   -----------------------
    (Jeffrey S. Warren)     Controller                         August 3, 2000
                            (Principal Accounting Officer)

  /s/ T. J. Dermot Dunphy
  ------------------------
   (T. J. Dermot Dunphy)    Chairman of the Board and          August 3, 2000
                            Director

      /s/ Hank Brown
      ---------------
       (Hank Brown)         Director                           August 3, 2000

    /s/ John K. Castle
    -------------------
     (John K. Castle)       Director                           August 3, 2000

                                       5
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   /s/ Lawrence R. Codey
   ----------------------
    (Lawrence R. Codey)     Director                           August 3, 2000

/s/ Charles F. Farrell, Jr.
---------------------------
 (Charles F. Farrell, Jr.)  Director                           August 3, 2000

 /s/ Shirley Ann Jackson
 --------------------------
   (Shirley Ann Jackson)    Director                           August 3, 2000

  /s/ Virginia A. Kamsky
  -------------------------
   (Virginia A. Kamsky)     Director                           August 3, 2000

    /s/ Alan H. Miller
    -----------------------
     (Alan H. Miller)       Director                           August 3, 2000

    /s/ John E. Phipps
    -----------------------
     (John E. Phipps)       Director                           August 3, 2000


     THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Saddle Brook, State of New Jersey on August 3, 2000.



                             THRIFT AND TAX-DEFERRED SAVINGS PLAN


                             By:  /s/ Mary A. Coventry
                                 ---------------------------------------
                                 Name: Mary A. Coventry
                                 Title: Chairman of the Retirement Committee and
                                        Vice President of the Registrant

                                  EXHIBIT INDEX


    EXHIBIT NO.   DESCRIPTION
    -----------   -----------

        4.1 Amended and Restated Certificate of Incorporation of the Registrant as currently in effect [Exhibit 3.2 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999, File No. 1-12139, is incorporated herein by reference.]

        4.2 Amended and Restated By-Laws of the Registrant as currently in effect [Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, File No. 1-12139, is incorporated herein by reference.]

       23.1       Consent of KPMG LLP

       23.2       Consent of PricewaterhouseCoopers LLP

       24 Powers of Attorney [Contained in Signature Pages of this Registration Statement and incorporated herein by reference.]